Exhibit 23.01

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-8 No. 333-207254) pertaining to the Google Inc. 2004 Stock Plan, Alphabet Inc. 2012 Stock Plan, AdMob, Inc. 2006 Stock Plan, UK Sub-Plan of the AdMob, Inc. 2006 Stock Plan, Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan and Alphabet Inc. Deferred Compensation Plan,

(2)Registration Statement (Form S-8 No. 333-212914) pertaining to the Alphabet Inc. 2012 Stock Plan,

(3)Registration Statement (Form S-8 No. 333-215873) pertaining to the Alphabet Inc. Deferred Compensation Plan,

(4)Registration Statement (Form S-8 No. 333-219435) pertaining to the Alphabet Inc. 2012 Stock Plan,

(5)Registration Statement (Form S-8 No. 333-226309) pertaining to the Alphabet Inc. 2012 Stock Plan,

(6)Registration Statement (Form S-8 No. 333-232836) pertaining to the Alphabet Inc. Amended and Restated 2012 Stock Plan,

(7)Registration Statement (Form S-8 No. 333-236248) pertaining to the Alphabet Inc. Deferred Compensation Plan,

(8)Registration Statement (Form S-8 No. 333-240221) pertaining to the Alphabet Inc. Amended and Restated 2012 Stock Plan,

(9)Registration Statement (Form S-8 No. 333-256731) pertaining to the Alphabet Inc. 2021 Stock Plan,

(10) Post-effective Amendment (Form S-8 No. 333-256731) pertaining to the Alphabet Inc. Amended and Restated 2012 Stock Plan and the Alphabet Inc. 2021 Stock Plan,

(11) Registration Statement (Form S-3 No. 333-262473) of Alphabet Inc.,

(12) Registration Statement (Form S-8 No. 333-266339) pertaining to the Alphabet Inc. Amended and Restated 2021 Stock Plan,

(13) Registration Statement (Form S-8 No. 333-273428) pertaining to the Alphabet Inc. Amended and
Restated 2021 Stock Plan, and

(14) Registration Statement (Form S-3 No. 333-286752) of Alphabet Inc.,

of our reports dated February 4, 2026, with respect to the consolidated financial statements of Alphabet Inc. and the effectiveness of internal control over financial reporting of Alphabet Inc. included in this Annual Report (Form 10-K) of Alphabet Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP
San Jose, California
February 4, 2026